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                                                                    EXHIBIT 10.2


                          POLO RALPH LAUREN CORPORATION

                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                  Polo Ralph Lauren Corporation., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for non-employee directors of the Company.

         1. Purpose. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Class A Common Stock, par value $.01 per share, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

         2.       Administration.

                  (a) The Plan is intended to be self-governing formula plan. To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

                  (b) Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

         3.       Common Stock Subject to Options.

                  (a) Subject to the adjustment provisions of Paragraph 23 below, a maximum of 500,000 shares of Common Stock may be made subject to options granted under the Plan (each an "Option"). If, and to the extent that, Options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new Options may be granted in respect of the shares covered by such terminated, expired or canceled Options. The granting and terms of such new Options shall comply in all respects with the provisions of the Plan.

                  (b) Shares issued upon the exercise of any Option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both. There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock, shares of Common Stock held in the


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Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to Options granted or that may be granted under the Plan.

         4. Individuals Eligible. Only directors of the Company who are not employees of the Company or any affiliate of the Company ("Outside Directors") shall participate in the Plan.

         5. Grant of Options. A director receiving an Option pursuant to the Plan is hereinafter referred to as an "Optionee."

                  (a) Each person who first becomes elected an Outside Director after the commencement date of the initial public offering of the shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933 (the "IPO Effective Date") will receive an Option to purchase 7,500 shares of Common Stock on the date of their initial election as an Outside Director.

                  (b) Each person who is an Outside Director on April 1 of each year occurring after the IPO Effective Date and during the term of the Plan and who first became an Outside Director prior to October 1 of the preceding year will receive, on such April 1, an Option to purchase 3,000 shares of Common stock.

         6. Type of Options. All Options granted under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

         7. Form of Agreements with Optionees. Each Option granted pursuant to the Plan shall be evidenced by a written option agreement (an "Option Agreement") and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for in such Option Agreement.

         8.       Price.

                  (a) The exercise price per share of Common Stock purchasable under all other Options granted pursuant to the Plan shall be the Fair Market Value (as defined below) of a share of Common Stock on the date the Option is granted. For purposes of the Plan, "Fair Market Value" of a share of Common Stock as of any grant date shall mean:


                      (i) the mean between the high and low sales prices of the shares of Common Stock as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the shares of Common Stock on the stock exchange or over-the-counter market on which the shares


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of Common Stock are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of shares of Common Stock; or

                        (ii) in the event there shall be no public market for the shares of Common Stock on such date, the fair market value of the shares of Common Stock as determined in good faith by Board of Directors.

         9. Vesting of Options. Each Option granted to an Optionee hereunder shall vest and become exercisable with respect to fifty percent (50%) of the shares of Common Stock initially subject to the Option on each of the first and second anniversaries of the date of grant; provided that the Optionee continues in the service of the Company as a director until such date.

         10. Duration of Options. Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) The expiration of ten years from the date on which such Option was granted;

                  (b) The expiration of two years from the date the Optionee's service as an Outside Director shall terminate for any reason.

         11.      Exercise of Options.

                  (a) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent or
(i) by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest and which have been owned by such Optionee for at least 6 months), (ii) subject to such rules as may be established by the Board of Directors, through delivery of irrevocable instructions to a broker to sell the shares deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, (iii) with the consent of the Board of Directors in its sole discretion, by the promissory note and agreement of an Optionee providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any therefor) as the Board of Directors may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such shares of Common Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.


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                  (b) Wherever in this Plan or any Award Agreement a Optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Optionee may, subject to procedures satisfactory to the Board of Directors, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Common Stock from the shares of Common Stock acquired by the exercise of the Option.

         12.      Nontransferability of Options.

                  (a) Each Option, and each right under any Option, shall be exercisable only by the Optionee during the Optionee's lifetime, or, if permissible under applicable law, by the Optionee's legal guardian or representative.

                  (b) No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

         13. Share Certificates. All certificates for shares of Common Stock or other securities of the Company or any of its affiliates delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board of Directors may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock or other securities are then listed, and any applicable Federal or state laws, and the Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any of its affiliates from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares of Common Stock and other types of compensatory awards (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

         15. No Right to Continued Director Status. The grant of an Option shall not be construed as giving an Optionee the right to continue to serve as an Outside Director or otherwise be retained in the employ of, or in any consulting relationship to, the Company or any of its affiliates. Further, the Company or its


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affiliates may at any time dismiss an Optionee from such director status or employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

         16. No Rights as Stockholder. Subject to the provisions of the applicable Option Agreement, no Optionee or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any shares of Common Stock or other securities to be distributed under the Plan until he or she has become the holder of such shares or other securities.

         17. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of New York.

         18. Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, entity or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person, entity or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

         19. Other Laws. The Board of Directors may refuse to issue or transfer any shares of Common Stock or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such shares of Common Stock or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under
Section 16(b) of the Securities Exchange Act of 1934, and any payment tendered to the Company by an Optionee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Optionee, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board of Directors in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

         20. No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its affiliates and an Optionee or any other person or entity. To the extent that any person acquires a right to receive payments from the Company or any of its affiliates pursuant to an Option, such right


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shall be no greater than the right of any unsecured general creditor of the
Company or any of its affiliates.

                  21. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Board of Directors shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  22. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  23. Adjustment Upon Changes in Capitalization, etc. In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option which shall equal the excess, if any, of the Fair Market Value of the shares of Common Stock subject to the Option over the aggregate exercise price of the Option.

                  24. Purchase for Investment. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.


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         25.      Amendment/Termination. The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements and (ii) no such termination or amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided that no termination or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any Option previously granted under the Plan.

         26. Withholding. An Optionee may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from the settlement of any Option granted hereunder or from any compensation or other amount owing to an Optionee the amount (in cash, shares of Common Stock, other securities, or other property) of any applicable withholding taxes in respect of an Option or its exercise and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         27.      Term of the Plan.

                  (a) Effective Date. The Plan shall be effective as of the date of its approval by the Board.

                  (b) Expiration Date. No Option shall be granted under the Plan after December 31, 2006. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board of Directors to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after December 31, 2006.